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                                                                  EXHIBIT 23(A)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 8, 1999 included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-30323, 33-32310, 33-44470, 33-72926, 33-62957, 33-62971, 33-72928 and 333-37913.


                                                        /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
July 28, 1999